EXHIBIT 23.2




                      INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement of Host America Corporation on Form S-8 of our report dated September 24, 2003, appearing in the Annual Report on Form 10-KSB of Host America Corporation for the year ended
June 30, 2003.

                              /s/ CARLIN, CHARRON & ROSEN, LLP

Glastonbury, Connecticut
October 7, 2003